SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 11, 2002

                           MSDW Structured Asset Corp.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                   333-64879                 13-4026700
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(State or Other Jurisdiction     (Commission File             (IRS Employer
      of Incorporation)               Number)              Identification No.)

1585 Broadway, New York, New York                                      10036
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    (Address of Principal Executive Offices)                         (Zip Code)

        Registrant's telephone number, including area code: 212-761-2520

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 4.1       Trust Agreement



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: July 11, 2002

                                           MSDW STRUCTURED ASSET CORP.
                                           (Registrant)


                                           By:  /s/ John Kehoe
                                               --------------------------------
                                               Name:  John Kehoe
                                               Title: Vice President


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                                  EXHIBIT INDEX

Exhibit 4.1       Trust Agreement